UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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PUTNAM ASSET ALLOCATION FUNDS
PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND
PUTNAM CONVERTIBLE SECURITIES FUND
PUTNAM DIVERSIFIED INCOME TRUST
PUTNAM ETF TRUST
PUTNAM FOCUSED INTERNATIONAL EQUITY FUND
PUTNAM FUNDS TRUST
GEORGE PUTNAM BALANCED FUND
PUTNAM GLOBAL HEALTH CARE FUND
PUTNAM GLOBAL INCOME TRUST
PUTNAM HIGH YIELD FUND
PUTNAM INCOME FUND
PUTNAM INTERNATIONAL EQUITY FUND
PUTNAM INVESTMENT FUNDS
PUTNAM LARGE CAP VALUE FUND
PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
PUTNAM MONEY MARKET FUND
PUTNAM MORTGAGE SECURITIES FUND
PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND

PUTNAM NEW YORK TAX EXEMPT INCOME FUND
PUTNAM OHIO TAX EXEMPT INCOME FUND
PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND
PUTNAM SUSTAINABLE LEADERS FUND
PUTNAM TARGET DATE FUNDS
PUTNAM TAX EXEMPT INCOME FUND
PUTNAM TAX-FREE INCOME TRUST
PUTNAM VARIABLE TRUST

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Re: Your investment in the Putnam Funds

Dear Putnam Funds shareholder:

We recently contacted you seeking your vote on a proposal that affects your investment in the Putnam Funds. Our records indicate that we have not yet received your vote. We respectfully request that you vote as soon as you can. As a reminder, the Board of Trustees of the Putnam Funds recommends that you vote in favor of the proposal and believes it is in the best interest of shareholders.

Your vote is important regardless of how many shares you own. Your prompt vote will reduce the need for additional mailings.

Vote now using one of the methods below:

•	Online: Visit the website listed on the enclosed proxy card.
•	Phone: Call the toll-free number on the proxy card.
•	Mail: Sign and date the enclosed proxy card and return it in the postage-paid envelope.

Our initial mailing on this matter may have included only a Notice of Meeting and not the full proxy statement. To review the full statement, please visit https://www.putnam.com/static/pdf/email/all-putnam-funds-proxy-statement.pdf. Or call 1-833-501-4818, and we would be happy to email it to you.

Thank you in advance for your prompt vote.

Sincerely,

ATTENTION: Your vote is needed for Putnam Funds!

Dear Putnam Funds shareholder:

We recently contacted you seeking your vote on a proposal that affects your investment in the Putnam Funds. Our records indicate that we have not yet received your vote. We respectfully request that you vote as soon as you can. As a reminder, the Board of Trustees of the Putnam Funds recommends that you vote in favor of the proposal and believes it is in the best interest of shareholders.

Your vote is important regardless of how many shares you own. Your prompt vote will reduce the need for additional mailings.

Vote now using one of the methods below:

•	Online: Visit the website listed on the white proxy card you received in the mail.
•	Phone: Call the toll-free number on the proxy card.
•	Mail: Sign and date the proxy card and return it in the postage-paid envelope.

Our initial mailing on this matter may have included only a Notice of Meeting and not the full proxy statement. To review the full statement, please visit https://www.putnam.com/static/pdf/email/all-putnam-funds-proxy-statement.pdf. Or call 1-833-501-4818, and we would be happy to email it to you.

Thank you in advance for your prompt vote.

Sincerely,